Exhibit 10.4

AGREEMENT

This Agreement (“Agreement”) is made and entered into as of the 3 day of February 2013 (“Effective Date”), by and between:

Tel Hashomer - Medical Research, Infrastructure and Services Ltd., a private company duly incorporated under the laws of the State of Israel having its registered office at Tel Hashomer, Israel, 52621, represented by its authorized representatives (“THM”); and

Prof. Dror Harats, ID no. 054496641 of Ramat Gan, Israel (“Prof. Harats”); and

Vascular Biogenics Ltd., Company no. 51-289976-6, a private company duly incorporated under the laws of the State of Israel having its registered office at 6 Yoni Netanyahu Street, Or Yehuda, Israel, 60376, represented by its authorized representatives (“VBL” or the “Company”).

WHEREAS:	THM declares that it is a private company, whose purpose is to promote the welfare of the Sheba Medical Center (the “Hospital”); and

WHEREAS:	THM declares that at the request of the Hospital and the Fund, as defined below, THM undertook to act as the operational body of the Hospital and Fund, with respect to promotion, development and commercialization of intellectual property deriving from inventions of Hospital’s and/or Fund’s employees; and

WHEREAS:	Prof. Harats has been an employee of the Hospital and/or the Fund since 1995; and

WHEREAS:	VBL was established in 1999; and

WHEREAS:	The Hospital and the Fund have claims regarding the ownership of certain inventions and patent rights of the Company, developed in part by Prof. Harats, and certain other inventors defined herein as Inventors and VBL disagrees, denies and refutes all such claims in their entirety; and

WHEREAS:	THM, on behalf of the Hospital, and the Fund reached an agreement resolving the above dispute as stipulated and set forth hereunder;

NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, the parties hereby agree and stipulate as follows:

1.	PREAMBLE AND DEFINITIONS

1.1	The Preamble to this Agreement as well as all the Agreement’s appendices constitutes an integral part thereof.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

1.2	The descriptive headings of this Agreement are inserted for convenience only and shall not be considered a part or affect the interpretation of this Agreement.

1.3	In addition to terms defined elsewhere in this Agreement or its appendices, the following terms shall have the meaning ascribed to them hereinafter:

1.3.1	“Affiliate” shall mean, with respect to a Party, any person, organization or entity controlling, controlled by or under common control with, such party. For purposes of this definition only, “control” of another person, organization or entity shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the activities, management or policies of such person, organization or entity, whether through the ownership of voting securities, by contract or otherwise. Without limiting the foregoing, “control” shall be presumed to exist when a person, organization or entity (i) owns or directly controls fifty percent (50%) or more of the outstanding share capital or other ownership interest of the other organization or entity, or (ii) possesses, directly or indirectly, the power to elect or appoint fifty percent (50%) or more of the members of the governing body of the organization or other entity.

1.3.2	The “Fund” shall mean Medical Research Infrastructure Development and Health Services Fund by the Sheba Medical Center (RA).

1.3.3	“Intellectual Property” shall mean any or all intellectual property and similar proprietary rights in any jurisdiction throughout the world, including without limitation: (i) all United States, Israeli, international and foreign patents and applications therefor (including PCT), including any and all reissues, divisionals, patent of division applications, renewals, extensions, continuations, and continuity applications thereof, whether or not related to such divisionals, patent of division application, renewals, extensions, continuations or continuity applications through one or more intervening applications, and any patent or application acquired as a result of prevailing in any interference proceeding (the “Patent Rights”); (ii) all inventions (whether patentable or not), invention disclosures, trade secrets, proprietary information, know-how, technology, technical data and customer lists, and all documentation in any form or media relating to any of the foregoing; (iii) all copyrights, copyrights registrations and applications therefor, and all other rights corresponding thereto throughout the world; (iv) all databases and data collections and all rights therein throughout the world; (v) all trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefore throughout the world; and (vi) all domain names, uniform resource locators, and other names and locators associated with the internet.

1.3.4	The “Inventors” – As specifically detailed in Appendix A attached hereto and constituting an integral part thereof. Such Inventors are inventors who have been employed by Sheba.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

1.3.5	The “Company’s IP”: shall mean (i) the Intellectual Property owned, registered or controlled by the Company which is specified in Appendix B attached hereto; (ii) any continuations in part of the Company’s IP listed in Appendix B; and (iii) any Intellectual Property to the extent that it is dated prior to the date hereof and incorporates and /or based upon the patents specified in Appendix B and/or any Intellectual Property to the extent that it is dated prior to the date hereof and that the patents listed in Appendix B are based thereon.

1.3.6	The “Products” shall mean any product, agent, process, or service device which is covered by or is produced or manufactured or rendered (as the case may be) using a process or method covered by the Company’s IP.

1.3.7	“Net Sales” shall mean the total amount invoiced by or on behalf of VBL or any of its Affiliates or Licensees, in connection with the sale of a Product after deduction of: (i) value added taxes, excise and sales taxes, or other similar taxes imposed on such sales (excluding income or franchise taxes of any kind) (ii) amounts credited by a credit note; and (iii) reasonable quantities for promotional purposes, and compassionate uses; provided however that the Company doesn’t receive any consideration relating thereto;

For the purpose hereof: (a) with respect to sales which are not at arm’s length and/or are not according to the current market conditions for such a sale, the term “Net Sales” shall mean the total amount that would have been paid in an arm’s length sale made according to the current market conditions for such sale or according to market conditions for sale of products similar to the Products; (b) with respect to sales by VBL and/or a Licensee, as applicable, to any Affiliate, the term, “Net Sales” shall mean the higher of: (i) “Net Sales”, as defined above in paragraph (a) and (ii) the total amount invoiced by such affiliated entity on resale to an independent third party purchaser and (c) with respect to sales for non-monetary consideration for any Products, “Net Sales” shall be calculated based on the higher of: (i) “Net Sales”, as defined in paragraph (a) above; and (ii) the total amount invoiced by the party acquiring the Products in such transaction in each case, after deducting the amounts permitted above, to the extent applicable.

1.3.8	“License” shall mean the grant of any right or license and any agreement executed, by VBL to or with any entity, permitting any use of Company’s IP (or any part thereof) including for the development and/or manufacture and/or marketing and/or distribution and/or sale of Company’s IP, and/or the Products and the term “Licensee” shall be construed accordingly.

1.3.9

“License Fee” shall mean the consideration of any type or nature, received (for the removal of doubt, whether received before or after the First Commercial Sale in any country) by the Company in return for or in connection with the grant of Licences or the grant of an

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

option for a Licence, and excluding amounts received by the Company which are included under the definition of “Net Sales” based on sales of the Products by Licensees, in respect of which the Company has paid royalties to THM according to this Agreement or otherwise constitute payment upon Exit Event according to this Agreement; License Fee shall include any lump sums, revenues from License Fees, milestone payments, etc. but shall specifically exclude reimbursement for research and development and patent related expenses/reimbursement for payments specifically committed to cover costs reasonably and actually incurred by Company under, and in accordance with detailed budgets and workplans included in, license agreements with Licensees. Any consideration other than cash payment shall be calculated based on the fair market value of such consideration assuming an arm’s length transaction made in the ordinary course of business. Upon request, the Company shall provide THM with all documents and figures reasonably necessary in order to verify Company’s compliance with this clause.

1.3.10	“First Commercial Sale” shall mean with respect to any Product in any country, the first commercial sale of the Product in such country after FDA Approval for marketing or equivalent approval in such country has been obtained if such approval is required.

2.	PARTIES’ DECLARATIONS AND UNDERTAKINGS

2.1	THM undertakes and covenants as follows:

2.1.1	Subject to the performance of the Company’s obligations hereunder, THM hereby irrevocably confirms on behalf of the Hospital and the Fund that such entities, or anyone on their behalf do not have any further right to receive any payment, compensation, funds or securities from Prof. Dror Harats and/or from the Company (including its officers, directors, shareholders, employees, affiliates, successors and assigns, whether current, past or in the future) and/or the Inventors (the “Released Parties”) deriving from any claim of ownership in the Company’s IP, and hereby irrevocably waives and releases acquits and forever discharges each of the Released Parties from any and all rights, claims, demands, commitments, actions, charges, complaints, promises, agreements, controversies, debts, counterclaims, suits, causes of action, damages, liabilities, obligations, costs and expenses of every kind and nature whatsoever, known or unknown, past, present or future, at law or in equity, contingent or otherwise (collectively, a “Claim”), such parties, including their successors and/or assigns, may have, as a result of a claim of ownership in the Company’s IP now or in the future, (“Released Matters”).

2.1.2

Notwithstanding anything to the contrary in this Agreement, it is hereby clarified that the above waiver specified in this clause 2.1.1, applies and relates only to any part of the Company’s IP which is created, conceived and/or developed by the Inventors and not to Company’s IP or any part thereof or any other Intellectual Property

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

owned by the Company which is created, conceived and/or developed by any other inventors, employees, agents and/or contractors on behalf of the Company to the extent they are not listed in Appendix A.

2.1.3	Prof Harats shall be entitled to serve as Chief Executive Officer and member of the Board of Directors of the Company to develop intellectual property that constitutes continuations in part of the Company IP and subject to duly filing the required reports to THM and to the Ministry of Health, to receive compensation in shares and in cash, without any further claim by the Releasing Parties.

2.2	Each party hereby represents and warrants that: (a) it has the power and authority to execute and deliver this Agreement, and to perform its obligations hereunder, and that the execution, delivery and performance by it of this Agreement and its compliance with the terms and provisions hereof do not and will not conflict with or result in a breach of any of the terms and provisions of or constitute a default under (i) any loan agreement, guaranty, financing agreement, agreement affecting a product or other agreement or instrument binding or affecting it or its property; (ii) any other right or obligation provided under any other agreement or obligation that it has with any third party; or (iii) any order, writ, injunction or decree of any court or governmental authority entered against it or by which any of its property is bound; (b) the Agreement is a binding enforceable obligation of such Party; and (c) no consent, approval, authorization order, filing, registration, or qualification of or with any court, governmental authority, or third person is required to be made or obtained by a party in connection with the execution and delivery of this Agreement or the consummation by a party of the transactions contemplated hereby, which has not been received.

3.	LICENSE BY THE COMPANY

VBL undertakes that any License granted by it shall be subject to the following terms:

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

3.1	The License is granted according to a written appropriate and binding agreement. The material terms of each License will be disclosed orally by the legal counsel of VBL to the head of THM prior to the execution of any License agreement. Following execution of any such agreement, the Company will either (i) provide a copy of such agreement to THM; or (ii) if the provision of a copy of such agreement is not allowed under the terms thereof, disclose to THM’s attorney and its accounting firm the material terms of such agreement, including without limitation, any terms that have bearing upon the consideration payable to THM hereunder. Such disclosure to THM’s attorney or CPA shall be subject to their execution of a non disclosure agreement. The Company shall verify that the License includes terms that will allow the disclosure of the material terms thereof to THM or to a third party to be designated by THM, and shall comply with such terms.

3.2	The License is being granted in a bona fide arms-length commercial transaction.

3.3	Non monetary consideration, if any, shall be valued as set forth in this Agreement.

4.	CONSIDERATION TO THM

4.1	VBL undertakes to pay THM the following amounts on a Product-by-Product and country-by-country basis until the later to occur of: (i) the last to expire or terminate of any of the Patent Rights covering such Product in such country; or (ii) fifteen (15) years from the date of the First Commercial Sale of such Product in such country:

4.1.1	Royalties. VBL shall pay THM 1% (one percent) of Net Sales by or on behalf of VBL or any Affiliate or any Licensee (the “Royalties”).

4.1.2	Licensing Consideration. VBL shall pay THM 2% (two percent) of any License Fee received by VBL (the “Licensing Consideration”).

4.2	The amounts payable to THM under clause 4.1 shall be paid as follows:

4.2.1	Royalties, as specified in sub-clause 4.1.1 in connection with Net Sales by VBL and its Affiliate, shall be paid on a quarterly basis, within 60 (sixty) days after the end of each quarter in which the respective sale took place, commencing on the first quarter where the First Commercial Sale took place. Royalties in connection with Net Sales by a Licensee shall be paid on a quarterly basis, within 60 (sixty) days after the end of each quarter in which VBL receives payment on account of Net Sales.

4.2.2	Licensing Consideration, as specified in sub-clause 4.1.2 shall be paid within 30 (thirty) business days from receipt of any License Fee by the VBL.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

4.3	Consideration from Exit. Upon the closing of each Exit Event, as defined bellow, THM shall be entitled to receive from the Company 1% (one percent) of any and all consideration received by the Company and/or its shareholders as a result of or in connection with such Exit Event (“Consideration From Exit”).

Consideration from Exit Event under clause 4.3 shall be paid in cash within 15 (fifteen) days from the closing of the Exit Events defined above. To the extent that the applicable Exit Event is an IPO or the consideration is in kind and not cash payment then the Company may pay the Consideration From Exit within 12 months following the closing of the respective Exit Event.

“Exit Event” means any of the following events: (i) the closing of the merger or consolidation of VBL into or with other corporation or the acquisition of the Company thereby, excluding a transaction following which VBL is the surviving corporation and the shareholders of VBL prior to the transaction constitute the majority of the shareholders following such transaction; or (ii) the closing of the sale of all or substantially all of the assets of VBL or all or substantially all of its issued and outstanding share capital or (iii) the closing of an Initial Public Offering (“IPO”). Notwithstanding the above, in all cases, a transaction with a wholly owned subsidiary or a transaction effected for the purpose of changing the domicile or structure of VBL shall not be deemed an Exit Event.

4.4.	Payment obligations under clause 4 shall expire if the payment to THM upon or prior to such Exit Event (but not by way of payment of Royalties under clause 4.1.1) is or exceeds NIS100 million. In addition, at any time following the execution hereof the Company, its assignees or successors shall be entitled to terminate the payment obligations under clause 4 by payment to THM of the amount of NIS100 million after deduction of any amount previously received by THM, provided that such amounts were not received by THM as Royalties under clause 4.1.1.

4.5	All amounts set forth herein are inclusive of any and all taxes. The Company (or the escrow agent, if applicable) shall be entitled to deduct at source or withhold from any amount payable hereunder any tax amount applicable to THM in connection with each payment.

4.6	The Company shall report in writing to THM immediately upon execution of an agreement relating to the First Commercial Sale and upon the occurrence of such first Commercial Sale. The Company shall specify in such report the date of execution of such agreement and the date of the First Commercial Sale according to the agreement.

4.7	In calculating Net Sales and License Fee, all amounts shall be expressed in US Dollars and any amount received or invoiced in a currency other than US Dollars shall be translated into US Dollars, for the purposes of calculation, in accordance with the exchange rate between the US Dollar and such currency on the date of such receipt or invoice, as the case may be.

4.8

The Company shall provide THM with the following written reports: (a) a detailed quarterly report, commencing with the first calendar quarter in which any Net Sales are made, or License Fee received, in a form reasonably acceptable to THM, signed by the chief financial officer of VBL,

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

specifying all amounts payable to THM under this clause 4 in respect of the previous quarter to which the report refers. Such report shall include: (i) the sales made by the Company, Affiliates and Licensees with a breakdown of Net Sales according to country, identity of seller, currency of sales, dates of invoices, number and type of Products sold and; (ii) License Fee with a breakdown according to identity of Licensees, countries, the currency of the payment and date of receipt thereof; and (iii) deductions applicable, as provided in the definition of “Net Sales”; (b) a detailed report within twenty one (21) days of an Exit Event specifying the nature of the Exit Event, the consideration to be received by the Company or its shareholders in connection with such Exit Event and all other substantial terms and details of such Exit Event and enclose to the report any agreement executed in connection with such Exit Event immediately following the execution thereof; and (iv) any other matter, data and documents reasonably required by THM and existing with VBL in order to calculate and/or verify the amounts payable hereunder; and (c) Within four months after the end of each fiscal year, the Company will provide THM with a detailed report, certified by VBL’s Chairman of the Board and by its independent auditor, stating all amounts due to THM pursuant to this clause 4 in the reported year including relevant invoices issued and all invoices and all payments received by the Company with respect to details specified in the above reports; 21 days prior to an Exit Event he material terms of such Exit will be disclosed orally by the legal counsel of VBL to the head of THM.

4.9	The Company shall keep and shall cause Licensees to keep complete, accurate and correct books of account and records consistent with sound business and accounting principles and practices.

4.10	Following the First Commercial Sale, THM shall be entitled to appoint an independent auditor selected by it to inspect, after coordination with VBL and during VBL’s regular business hours, all records, and documents of VBL as may contain information bearing upon the amounts payable to THM under this clause 4. The Company shall take all steps necessary so that all such books of account, records and other documentation of VBL and its Licensees and Affiliates are available for inspection as aforesaid for each of the Company and its Licensees and Affiliates. The cost of such auditing shall be borne by VBL if the audit uncovers an underreporting of the corresponding amounts owed to THM by more than ten percent (10%). Otherwise, such costs and expenses shall be borne by THM. VBL shall remedy such discrepancy and pay (i) the shortfall within thirty (30) days of the date of discovery; and (ii) interest thereon at the rate of 4% above the London Interbank Offered Rate (LIBOR) applicable to a 12 month USD deposit, as such rate shall be in effect on each Disbursement Date. The Interest shall be compounded annually and computed on the basis of a 360 day year.

4.11

Upon THM’s request but not more than once every six months, the Company shall provide THM with a progress report specifying the following details, as updated from the last report: (i) the activities the

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Company conducted for the development of Products; and (ii) sales and marketing efforts.

5.	INDEMNITY

5.1	VBL undertakes to indemnify and hold harmless THM, the Fund, the Hospital, the State of Israel, and their employees, representatives, agents and contractors (the “THM Beneficiaries”) against and from any loss, liability, claims, damages or expenses of whatever kind or nature incurred by or imposed upon the THM Beneficiaries, to the extent arising out of or resulting from (i) the use and/or exploitation of the Company’s IP or any use of any products incorporating the Company’s IP or any part thereof and/or manufactured or developed based upon the Company’s IP; and (ii) to the extent that it is based on a claim that the Company’s IP, the Products or other material produced or developed or marketed by or on behalf of VBL or any of its Affiliates or Licensee infringes any third party’s intellectual property rights including copyright, trade secret, patent, trademark (a “THM Claim”).

5.2

5.3	The following mechanism shall apply to any THM Claim pursuant to clause 5.1. If any THM Beneficiary receives notice of any THM Claim, such THM Beneficiary shall, as promptly as is reasonably possible, give VBL notice of such THM Claim. The failure to give such notice promptly shall relieve VBL of any indemnification obligation it may have hereunder to the extent such failure diminishes its ability to respond to or to defend the Beneficiary against such THM Claim. VBL shall exclusively assume the defence or represent the interests of the THM Beneficiary in respect of such THM Claim, that shall include the right to select and direct legal counsel and other consultants to appear in proceedings on behalf of the THM Beneficiary and to propose, accept or reject offers of settlement, all at its sole cost and discretion.

5.4	VBL, at its own expense, shall maintain insurance in an amount consistent with industry standards which provides VBL adequate coverage for (i) performing clinical studies of the Product in humans, (ii) product liability and (iii) commercial sales of applicable and relevant Products.

6.	PATENT RIGHTS

In the event that the Company decides to abandon its patents in all applicable jurisdictions in connection with its intent to stop its entire business activities of either of its two business units, then with respect to such Patent Rights that are included in the Company’s IP, the Company will inform THM (“VBL Notice”) of its intention prior to the abandonment of any such Patent Rights.

THM shall have the right to continue to support and maintain any such Patent Rights provided that it notifies VBL of its intention within 30 days following the receipt of VBL Notice, and provided further that within 60 days following the notice by THM, the parties reach an agreement for the assignment or license of such Patent Rights to THM. The parties shall negotiate such agreement in good faith. The parties further agree that such agreement shall provide VBL with payments similar to those set forth in clause 4

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

and that any such agreement shall be subject to any limitations and restrictions imposed by applicable third parties, including without limitation, the Office of the Chief Scientist and shall be subject to the assumption by THM of any repayment obligations thereto. THM right hereunder shall lapse and be of no further force and effect, in the event that THM fails to timely respond to VBL Notice, indicates that it is not interested in the Patent Rights or otherwise the parties fail to reach an agreement as aforesaid during the 90 day period.

7.	MISCELLANEOUS

7.1	Law and Venue. All disputes arising in connection with this Agreement shall be settled amicably in the first instance. If amicable settlement cannot be reached by the Parties within 15 (fifteen) days from the day either Party approached the other Parties specifying the essence of the dispute, the dispute shall be settled by 1 (one) arbitrator. If the Parties fail to reach an agreement on the nomination of the arbitrator within 30 (thirty) days of the date when the claimant’s request for arbitration was communicated by the other Parties, the appointment shall be made by the Head of the Israel Bar. The arbitration will be conducted in Tel Aviv, Israel. The Parties shall be entitled to seek interim measures of protection in the form of pre-award attachment of assets or injunctive relief. The tribunal shall issue a reasoned award. Such award may grant any relief appropriate under applicable law including without limitation declaratory relief and/or specific performance. As part of its award the tribunal may award attorneys fees and costs to the prevailing party. The award of the arbitrator shall be final and binding upon the Parties, but subject to appeal, with respect to the disputes so submitted and the costs of such arbitration. The law that shall apply shall be the statutes and laws of the State of Israel.

7.2	Use of Names. The Company shall not use the names of the State Of Israel, Hospital, the Fund and/or THM and/or their employees, representatives, agents and contractors in any manner or in any publication including commercial publicity, without the prior written consent of THM.

7.3	Assignment. This Agreement shall be personal to the parties and therefore the Parties may not assign any of their rights or obligations hereunder without the prior written consent of the other party. Notwithstanding the aforementioned, THM shall be entitled to assign the right to receive payments under this Agreement to any association and/or organization and or company that was established in connection with or for the benefit of the Hospital. In addition, VBL may, without the consent of THM, assign this Agreement and the rights, obligations and interests of VBL, in whole, to any purchaser of all or substantially all of its assets, or to any successor corporation resulting from any merger or consolidation of VBL with or into such corporation, provided that any such assignee agrees in writing to be bound by all the terms of this Agreement.

7.4

Notices. Except as otherwise provided in this Agreement, all notices permitted or required by this Agreement shall be in writing and shall be deemed to have been duly served (i) upon personal delivery (ii) upon facsimile transmission (receipt of which has been orally confirmed by the recipient) or (iii) Seven (7) business days after deposit, postage prepaid,

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

return receipt requested, if sent by Registered Mail and addressed to the address of the parties first above stated or in accordance with such other address information as the party to receive notice may provide in writing to the other party in accordance with the above notice provisions. Any notice given by any other method will be deemed to have been duly served upon receipt thereof.

7.5	Waivers. No course of dealing in respect of, nor any omission or delay in the exercise of, any right, power, or privilege by either Party shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further or other exercise thereof or of any other, as each such right, power, or privilege may be exercised either independently or concurrently with others and as often and in such order as each party may deem expedient.

7.6	Entire Agreement; Amendments. This Agreement, including, without limitation, its schedules, contains the entire agreement of the parties with respect to its subject matter. No oral or prior written statements or representations not incorporated herein shall have any force or effect, nor shall any part of this Agreement be amended, supplemented, waived or otherwise modified except in a writing signed by both parties.

7.7	Confidentiality. Each party undertakes to the other party that all confidential information disclosed by a party to the other party hereunder or as a result of this Agreement, including the terms and conditions set forth herein, will be kept in the strictest confidence and will not, without the prior written consent of the disclosing party, be used by the receiving party or be disclosed to, or discussed with, any third party whatsoever. The above undertaking of confidentiality will not apply to information which: (i) is in the public domain at the time of disclosure; or (ii) subsequently becomes part of the public domain, except by breach by the receiving party of its obligations, or (iii) is received from a third party who is not under an obligation of confidentiality to the disclosing party. VBL may disclose, on a confidential basis, the terms of this Agreement to its Board of Directors, shareholders, potential investors, acquirers or licensees in the process of due diligence reviews of its contracted obligations, assets and undertakings.

7.8	THM hereby declares that Sheba’s management reached an understanding with the management of Tel Aviv University (“TAU”), that as between the Hospital and TAU, inventions of TAU professors who work as medical doctors for Sheba such as Prof. Dror Charats, Prof. Shoenfeld and Prof. Gerge Jacob, shall belong to Sheba.

[Remainder of the Page was left intentionally blank]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and each of the undersigned hereby warrants and represents that it has been and is, on the date of this Agreement, duly authorized by all necessary and appropriate action to execute this Agreement.

Tel Hashomer - Medical Research,		Vascular Biogenics Ltd.
Infrastructure and Services Ltd.

By:	/s/ [Illegible]	By:	/s/ Dror Harats

/s/ Dror Harats Prof. Dror Harats

Approved and Acknowledged

/s/ [Illegible] The Government of Israel By the Ministry of Health

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Appendix A

INVENTORS

1. Prof. Dror Harats

2. Shoenfeld Yehuda

3. George Jacob

4. Halperin Gideon – up to 2003

5. Bloom Nira

6. Greenberger Shoshana

7. Tal Reshef

8. Peled Michael

*	detailed list of inventions is provided under Appendix B.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Appendix B’ up to 3 Feb 2013

METHODS AND COMPOSITIONS FOR ENHANCING TARGETING OF VIRAL VECTORS

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
[***]	[***]			[***]		[***]	[***]	[***]

ISOLATED POLYNUCLEOTIDES AND NUCLEIC ACID CONSTRUCTS FOR DIRECTING EXPRESSION OF A GENE-OF-INTEREST IN CELLS

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
[***]	[***]			[***]			[***]	[***]
52423	PCT	19-Oct-2010		12/10/2011		3182.041PC01	Pending

TREATMENT WITH VB-201

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
[***]	[***]			[***]			[***]	[***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

[***]	[***]	[***]	[***]			[***]	[***]
50378	PCT	05-Jan-2010 61/292,226	05-Jan-2011 IL2011/000012	Publ. Date: 14-Jul-2011 Publ. #: WO2011/083469	3182.018PC05	Expired	YACOV Niva; BREITBART Eyal; MENDEL Itzhak; FEIGE Erez; COHEN Yael

PAF-LIKE HOMOLOGS AND USES THEREOF

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
[***]	[***]			[***]			[***]	[***]
44504	PCT	16-Oct-2007 60/960,846		05-Oct-2008 IL2008/001315	Publ. Date: 23-Apr-2009 Publ. #: WO2009/050692		Expired	YACOV Niva; BREITBART Eyal; MENDEL Itzhak
48215	Israel NP	16-Oct-2007 60/960,846	15-Apr-2010	05-Oct-2008 205144		3182.019IL01	Aban	YACOV Niva; BREITBART Eyal; MENDEL Itzhak
48216	USA NP	16-Oct-2007 60/960,846	15-Apr-2010	05-Oct-2008 12/738,097		3182.0190001	Aban	YACOV Niva; BREITBART Eyal; MENDEL Itzhak
48217	Europe NP	16-Oct-2007 60/960,846	14-May-2010	05-Oct-2008 08808113.8		3182.019EP01	Aban	YACOV Niva; BREITBART Eyal; MENDEL Itzhak

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

IMPROVED SYNTHESIS OF OXIDIZED PHOSPHOLIPIDS

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
[***]	[***]			[***]			[***]	[***]

IMPROVED PROCESS FOR THE PREPARATION OF OXIDIZED PHOSPHOLIPIDS

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
28367	PCT	09-Jul-2004 60/586,219		10-Jul-2005 IL2005/000735	Publ. Date: 19-Jan-2006 Publ. #: WO2006/006161		Expired	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti
33799	Israel NP	09-Jul-2004 60/586,219	09-Jan-2007	10-Jul-2005	1-Mar-2012 180628	3182.020IL00	GRANTED	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti
50430	Israel DIV	09-Jul-2004 60/586,219	17-Mar-2011	10-Jul-2005 211795			Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti
50431	Israel DIV	09-Jul-2004 60/586,219	17-Mar-2011	10-Jul-2005 211796			Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti
33793	Europe NP	09-Jul-2004 60/586,219	09-Feb-2007	10-Jul-2005 05758938.4			Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti
33793 Div	Europe Div	09-Jul-2004 60/586,219	Oct 2012	10-Jul-2005		3182.020EP10	Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

33793 Div	Europe Div	09-Jul-2004 60/586,219	Oct 2012	10-Jul-2005 12179533.0		3182.020EP20	Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti
39643	Hong Kong NP	09-Jul-2004 60/586,219	31-May-2007	10-Jul-2005 07105789.7			Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti
33795	Canada NP	09-Jul-2004 60/586,219	09-Jan-2007	10-Jul-2005 2,573,396			Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti
33796	Japan NP	09-Jul-2004 60/586,219	09-Jan-2007	10-Jul-2005 2007-519983	24-Jun-2011 4,767,948		Granted	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti
48896	Japan DIV	09-Jul-2004 60/586,219	21-May-2010	10-Jul-2005 2010-116964			Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti
33797	Republic of Korea NP	09-Jul-2004 60/586,219	09-Feb-2007	10-Jul-2005 2007-7003288	9-Nov-2012 10-1201935		Granted	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti
33798	China NP	09-Jul-2004 60/586,219	28-Feb-2007	10-Jul-2005 200580029218.9	3-Aug-2011 200580029218.9		Granted	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti
48018	China DIV	09-Jul-2004 60/586,219	11-Feb-2010	10-Jul-2005 201010128184.1			Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti
[***]	[***]	[***]	[***]	[***]			[***]	[***]
33801	Russian Federation NP	09-Jul-2004 60/586,219	09-Feb-2007	10-Jul-2005 2007105097	20-Sep-2010 2399626		Granted	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

33802	Mexico NP	09-Jul-2004 60/586,219	08-Jan-2007	10-Jul-2005 MX/a/ 2007/000361	17-Mar-2011 284830		Granted	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti
33803	Australia DIV	09-Jul-2004 60/586,219	09-Jan-2007	10-Jul-2005 2007200090	2007200090 5 Jan 2012	3182.020AU00	Granted	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti
50536	Mexico DIV	09-Jul-2004 60/586,219	14-Jan-2011	10-Jul-2005 MX/a/ 2011/000630	3 Sep 2012 303011		Granetd	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti
33804	New Zealand NP	09-Jul-2004 60/586,219	09-Feb-2007	10-Jul-2005 553147	06-Nov-2010 553147		Granted	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti
48999	New Zealand DIV	09-Jul-2004 60/586,219	29-Jun-2010	10-Jul-2005 586503	10 Oct 2011 586503		Granted	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti
33805	South Africa NP	09-Jul-2004 60/586,219		10-Jul-2005 2007/01178	25-Sep-2008 2007/01178		Granted	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti

PROMOTERS EXHIBITING ENDOTHELIAL CELL SPECIFICITY AND METHODS OF USING SAME

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
02/23345	USA CIP	17-Nov-2000 60/248,582		01-May-2002 10/135,447	27-Jun-2006 7,067,649		Granted	HARATS Dror; BREITBART Eyal; BLOOM Nira
28786	USA DIV	17-Nov-2000 60/248,582	29-Oct-2004	01-May-2002 10/975,619	25-Aug-2009 7,579,327		Granted	HARATS Dror; BREITBART Eyal; BLOOM Nira

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

45023	USA DIV	17-Nov-2000 60/248,582	03-Jun-2009	01-May-2002 12/457,200			Pending	HARATS Dror; BREITBART Eyal; BLOOM Nira
50926	USA DIV	17-Nov-2000 60/248,582	27-Apr-2011	01-May-2002 13/094,900			Pending	HARATS Dror; BREITBART Eyal; BLOOM Nira
53777	USA DIV	17-Nov-2000 60/248,582	24-April 2012	01-May-2002 13/454,171		3182.0350004	Pending	HARATS Dror; BREITBART Eyal; BLOOM Nira
25974	PCT	01-May-2002 10/135,447		30-Apr-2003 IL03/00347	Publ. Date: 13- Nov-2003 Publ. #: WO03/093409		Expired	HARATS Dror
28650	Singapore NP	01-May-2002 10/135,447	01-Nov-2004	30-Apr-2003 200406381-4	30-May-2008 107841 [WO 03/093409]		Granted	HARATS Dror; BREITBART Eyal; BLOOM Nira
28655	South Africa NP	01-May-2002 10/135,447	05-Nov-2004	30-Apr-2003 2004/8989	26-Jul-2006 2004/8989		Granted	HARATS Dror; BREITBART Eyal; BLOOM Nira
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
28646	Japan NP	01-May-2002 10/135,447	01-Nov-2004	30-Apr-2003 2004-501545			Abandoned	HARATS Dror
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

[***]	[***]	[***]	[***]	[***]	[***]	[***]
28651	Canada NP	01-May-2002 10/135,447	01-Nov-2004	30-Apr-2003 2,483,996	Abandoned	HARATS Dror; BREITBART Eyal; BLOOM Nira
28652	Mexico NP	01-May-2002 10/135,447	28-Oct-2004	30-Apr-2003 PA/a/2004/010711	Abandoned	HARATS Dror; BREITBART Eyal; BLOOM Nira
[***]	[***]	[***]	[***]	[***]	[***]	[***]

COMBINED TREATMENT UTILIZING VB-201

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
[***]	[***]			[***]			[***]	[***]
50379	PCT	05-Jan-2010 61/292,226		05-Jan-2011 IL2011/000010	Publ. Date: 14-Jul-2011 Publ. #: WO2011/083467		Expired	YACOV Niva; BREITBART Eyal; COHEN Yael
	US NP	05-Jan-2010 61/292,226	5-July 2012	05-Jan-2011 13/520,713		3182.0160005	Pending	YACOV Niva; BREITBART Eyal; COHEN Yael
	EP NP	05-Jan-2010 61/292,226	1-Aug 2012			3182.016EP05	Pending	YACOV Niva; BREITBART Eyal; COHEN Yael

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

JP NP	05-Jan-2010 61/292,226	4-July 2012	3182.016JP05	Pending	YACOV Niva; BREITBART Eyal; COHEN Yael

POLYPEPTIDES AND POLYNUCLEOTIDES ENCODING SAME AND USE THEREOF IN THE TREATMENT OF MEDICAL CONDITIONS ASSOCIATED WITH ISCHEMIA

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
[***]	[***]			[***]			[***]	[***]
41795	PCT	31-Jul-2006 60/834,157		31-Jul-2007 IL2007/000959	Publ. Date: 07-Feb-2008 Publ. #: WO/2008/015675		Expired	TAL Reshef; BREITBART Eyal; BANGIO Livnat
45501	China NP	31-Jul-2006 60/834,157	26-Mar-2009	31-Jul-2007 200780035863.0	8-Aug 2012 ZL20078003 5863.0	3182.040CN01	Granted	TAL Reshef; BREITBART Eyal; BANGIO Livnat
54283	China Div	31-Jul-2006 60/834,157	26-June-2012	31-Jul-2007 201210210646.3		3182.040CN11	Pending	TAL Reshef; BREITBART Eyal; BANGIO Livnat
45495	USA NP	31-Jul-2006 60/834,157	02-Feb-2009	31-Jul-2007 12/309,856			Abandoned	TAL Reshef; BREITBART Eyal; BANGIO Livnat
51521	USA DIV	31-Jul-2006 60/834,157	20-Jun-2011	31-Jul-2007 13/163,776			Pending	TAL Reshef; BREITBART Eyal; BANGIO Livnat
45496	Israel NP	31-Jul-2006 60/834,157	29-Jan-2009	31-Jul-2007 196792			Pending	TAL Reshef; BREITBART Eyal; BANGIO Livnat

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

[***]	[***]	[***]	[***]	[***]			[***]	[***]
45499	Australia NP	31-Jul-2006 60/834,157	02-Feb-2009	31-Jul-2007 2007280017	26-July 2012 2007280017	3182.040AU01	Granted	TAL Reshef; BREITBART Eyal; BANGIO Livnat
54370	Australia Div	31-Jul-2006 60/834,157	12-July 2012	31-Jul-2007 2012204128		3182.040AU11	Pending	TAL Reshef; BREITBART Eyal; BANGIO Livnat
45500	Japan NP	31-Jul-2006 60/834,157	02-Feb-2009	31-Jul-2007 2009-522416			Pending	TAL Reshef; BREITBART Eyal; BANGIO Livnat
45502	Republic of Korea NP	31-Jul-2006 60/834,157	27-Feb-2009	31-Jul-2007 2009-7004288			Abandoned	TAL Reshef; BREITBART Eyal; BANGIO Livnat
45503	Mexico NP	31-Jul-2006 60/834,157	29-Jan-2009	31-Jul-2007 MX/a/ 2009/001157			Pending	TAL Reshef; BREITBART Eyal; BANGIO Livnat
45504	New Zealand NP	31-Jul-2006 60/834,157	26-Jan-2009	31-Jul-2007 574410	9 July 2012 574410	3182.040NZ01	Granted	TAL Reshef; BREITBART Eyal; BANGIO Livnat

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

45505	South Africa NP	31-Jul-2006 60/834,157	26-Jan-2009	31-Jul-2007 2009/00581	31-Mar-2010 2009/00581	Granted	TAL Reshef; BREITBART Eyal; BANGIO Livnat
45506	Singapore NP	31-Jul-2006 60/834,157	30-Jan-2009	31-Jul-2007 200900642-0	30-Jun-2011 149616[WO2008/015675]	Granted	TAL Reshef; BREITBART Eyal; BANGIO Livnat

TREATMENT WITH VB-201

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
[***]	[***]	[***]		[***]			[***]	[***]
50377	PCT	05-Jan-2010 61/292,226		05-Jan-2011 IL2011/000008	Publ. Date: 14-Jul-2011 Publ. #: WO2011/083465		Expired	YACOV Niva; BREITBART Eyal; MENDEL Itzhak; SHER Naamit; COHEN Yael
	US NP	05-Jan-2010 61/292,226	June 2012	05-Jan-2011		3182.0170005	Pending
	AU NP	05-Jan-2010 61/292,226	June 2012	05-Jan-2011		3182.017AU05	Pending
	[***]	[***]	[***]	[***]		[***]	[***]
	CANADA NP	05-Jan-2010 61/292,226	June 2012	05-Jan-2011		3182.017CA05	Pending

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

China NP	05-Jan-2010 61/292,226	June 2012	05-Jan-2011	3182.017CN05	Pending
HK NP	05-Jan-2010 61/292,226	June 2012	05-Jan-2011	3182.017HK05	Pending
EP NP	05-Jan-2010 61/292,226	June 2012	05-Jan-2011	3182.017EP05	Pending
[***]	[***]	[***]	[***]	[***]	[***]
Japan NP	05-Jan-2010 61/292,226	June 2012	05-Jan-2011	3182.017JP05	Pending
South Korea NP	05-Jan-2010 61/292,226	June 2012	05-Jan-2011	3182.017KR05	Pending
MX NP	05-Jan-2010 61/292,226	June 2012	05-Jan-2011	3182.017MX05	Pending
[***]	[***]	[***]	[***]	[***]	[***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

ANTI-ANGIOGENIC ADENOVIRUS VECTOR SUITABLE FOR CLINICAL APPLICATIONS AND METHODS FOR PRODUCTION THEREOF

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
[***]	[***]			[***]			[***]	[***]

METHODS OF PRODUCING ADENOVIRUS VECTORS AND VIRAL PREPARATIONS GENERATED THEREBY

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
49684	PCT	12-Jan-2010 61/294,158		12-Jan-2011 IB2011/050137	Publ. Date: 21-Jul-2011 Publ. #: WO2011/086509		Expired	BREITBART Eyal; BANGIO Livnat; SHER Naamit
	US NP	12-Jan-2010 61/294,158	June 2012	12-Jan-2011		3182.0330001	Pending	BREITBART Eyal; BANGIO Livnat; SHER Naamit
	EP NP	12-Jan-2010 61/294,158	June 2012	12-Jan-2011		3182.033EP01	Pending	BREITBART Eyal; BANGIO Livnat; SHER Naamit
	[***]	[***]	[***]	[***]		[***]	[***]	[***]
	JP NP	12-Jan-2010 61/294,158	June 2012	12-Jan-2011		3182.033JP01	Pending	BREITBART Eyal; BANGIO Livnat; SHER Naamit
	[***]	[***]	[***]	[***]		[***]	[***]	[***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

IMMUNOMODULATION (IMMUNIZATION AND TOLERANCE) OF APO-E DEFICIENT MICE WITH 1 HEXADECINYL 2-5’ OXOPENTYL PHOSPHATIDYCHLOLINE (2-5 ALLE-ALDEHYDE LECITIN ETHER) SUPPRESSES EARLY ATHEROGENESIS

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
[***]	[***]			[***]			[***]	[***]

METHODS EMPLOYING AND COMPOSITIONS CONTAINING DEFINED OXIDIZED PHOSPHOLIPIDS FOR PREVENTION AND TREATMENT OF ATHEROSCLEROSIS

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
01/22753	PCT	24-Nov-2000 60/252,574		22-Nov-2001 IL01/01080	Publ. Date: 30-May-2002 Publ. #: WO02/41827		Expired	HARATS Dror; GEORGE Jacob; HALPERIN Gideon
26035	Europe NP	22-Nov-2000 60/252,574	15-May-2003	22-Nov-2001 01997274.4			Pending	HARATS Dror; GEORGE Jacob; HALPERIN Gideon
52529	EP Div	22-Nov-2000 60/252,574	17-Nov 2011	22-Nov-2001 11189562.9		3182.021EP11	Pending	HARATS Dror; GEORGE Jacob; HALPERIN Gideon
27265	Hong Kong NP	24-Nov-2000 60/252,574	12-Dec-2003	22-Nov-2001 03109096.1			Pending	HARATS Dror; GEORGE Jacob; HALPERIN Gideon
26036	Israel NP	22-Nov-2000 60/252,574	20-May-2003	22-Nov-2001 156015	10-May-2008 156015		Granted	HARATS Dror; GEORGE Jacob; HALPERIN Gideon
32434	Israel DIV	24-Nov-2000 60/252,574	20-Jul-2006	22-Nov-2001 176976	1-Dec 2012 176976	3182.021IL11	Granted	HARATS Dror; GEORGE Jacob; HALPERIN Gideon

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

26037	India NP	22-Nov-2000 60/252,574	22-May-2003	22-Nov-2001 796/CHENP/2003	19-Sep-2008 223638		Granted	HARATS Dror; GEORGE Jacob; HALPERIN Gideon
26039	Canada NP	22-Nov-2000 60/252,574	22-May-2003	22-Nov-2001 2,429,817		3182.021CA01	Pending	HARATS Dror; GEORGE Jacob; HALPERIN Gideon
26040	Australia NP	22-Nov-2000 60/252,574	23-May-2003	22-Nov-2001 2002218461	21-Dec-2006 2002218461		Granted	HARATS Dror; GEORGE Jacob; HALPERIN Gideon
26041	Japan NP	22-Nov-2000 60/252,574	23-May-2003	22-Nov-2001 2002-544008	01-Aug-2008 4,162,486		Granted	HARATS Dror; GEORGE Jacob; HALPERIN Gideon
44299	Japan DIV	24-Nov-2000 60/252,574	10-Jun-2008	22-Nov-2001 2008-151301	25 May 2012 5001906		Granted	HARATS Dror; GEORGE Jacob; HALPERIN Gideon
26042	China NP	22-Nov-2000 60/252,574	22-Jul-2003	22-Nov-2001 01822215.3	06-Jan-2010 ZL01822215.3		Granted	HARATS Dror; GEORGE Jacob; HALPERIN Gideon
26043	Republic of Korea NP	22-Nov-2000 60/252,574	24-May-2003	22-Nov-2001 2003-7006991	17-Oct-2008 865142		Granted	HARATS Dror; GEORGE Jacob; HALPERIN Gideon
26044	Mexico NP	22-Nov-2000 60/252,574	22-May-2003	22-Nov-2001 PA/a/2003/004517	02-Sep-2009 269738		Granted	HARATS Dror; GEORGE Jacob; HALPERIN Gideon
46494	Mexico DIV	24-Nov-2000 60/252,574	12-Jun-2009	22-Nov-2001 MX/a/2009/006365	2 December 2011 293020	3182.021MX11	Granted	HARATS Dror; GEORGE Jacob; HALPERIN Gideon

PROMOTERS EXHIBITING ENDOTHELIAL CELL SPECIFICITY AND METHODS OF USING SAME FOR REGULATION OF ANGIOGENESIS

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
36194	USA CIP	17-Nov-2000 60/248,582		30-Apr-2007 11/790,992			Pending	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael
43177	PCT	30-Apr-2007 11/790,992		27-Apr-2008 IL2008/000543	Publ. Date: 06-Nov-2008 Publ. #: WO2008/132729		Expired	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael
47030	Europe NP	30-Apr-2007 11/790,992	27-Nov-2009	27-Apr-2008 08738245.3			Pending	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael
48882	Hong Kong NP	30-Apr-2007 11/790,992	11-Jun-2010	27-Apr-2008 10105838.3			Pending	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael
47031	Japan NP	30-Apr-2007 11/790,992	30-Oct-2009	27-Apr-2008 2010-505002			Pending	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael
47032	Canada NP	30-Apr-2007 11/790,992	27-Oct-2009	27-Apr-2008 2,685,394			Pending	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael
47033	China NP	30-Apr-2007 11/790,992	30-Dec-2009	27-Apr-2008 200880022935.2		3182.039CN01	Pending	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

47034	Australia NP	30-Apr-2007 11/790,992	27-Nov-2009	27-Apr-2008 2008243817			Pending	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael
47035	Republic of Korea NP	30-Apr-2007 11/790,992	18-Nov-2009	27-Apr-2008 2009-7024041			Pending	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael
[***]	[***]	[***]	[***]	[***]			[***]	[***]
47037	Israel NP	30-Apr-2007 11/790,992	26-Oct-2009	27-Apr-2008 201760			Pending	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael
47038	Mexico NP	30-Apr-2007 11/790,992	29-Oct-2009	27-Apr-2008 MX/a/2009/011750			Pending	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael
47039	New Zealand NP	30-Apr-2007 11/790,992	27-Nov-2009	27-Apr-2008 581511	5 June 2012 581511	3182.039NZ01	Granetd	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael
47040	South Africa NP	30-Apr-2007 11/790,992	25-Nov-2009	27-Apr-2008 2009/08331	29-Dec-2010 2009/08331		Granted	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael
47041	Singapore NP	30-Apr-2007 11/790,992	30-Oct-2009	27-Apr-2008 200907209-1	15 May 2012 156740	3182.039SG01	Granted	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

THE EFFECT OF MUCOSAL TOLERANCE WITH LIPID IPOPROTEIN AND PROTEIN ANTIGENS ON ATHEROSCLEROSIS IN LDL-RECEPTOR DEFICIENT MICE

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
[***]	[***]			[***]			[***]	[***]

METHODS EMPLOYING AND COMPOSITIONS CONTAINING PLAQUE ASSOCIATED MOLECULES FOR PREVENTION AND TREATMENT OF ATHEROSCLEROSIS

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
01/23033	PCT	04-Jan-2001 60/259,512		03-Jan-2002 IL02/00005	Publ. Date: 11-Jul-2002 Publ. #: WO02/053092		Expired	HARATS Dror; GEORGE Jacob
26046	Israel NP	04-Jan-2001 60/259,512	03-Jul-2003	03-Jan-2002 156770			Allowed	HARATS Dror; GEORGE Jacob
26047	India NP	04-Jan-2001 60/259,512	04-Jul-2003	03-Jan-2002 1044/CHENP/ 2003	19-Sep-2008 223640		Granted	HARATS Dror; GEORGE Jacob
26048	USA NP	04-Jan-2001 60/259,512	02-Jul-2003	03-Jan-2002 10/451,370	09-Oct-2007 7,279,459		Granted	HARATS Dror; GEORGE Jacob
26050	Australia NP	04-Jan-2001 60/259,512	11-Jul-2003	03-Jan-2002 2002225301	03-Mar-2006 2002225301		Granted	HARATS Dror; GEORGE Jacob

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

26051	Japan NP	04-Jan-2001 60/259,512	03-Jul-2003	03-Jan-2002 2002-554043	26-Sep-2008 4,191,997		Granted	HARATS Dror; GEORGE Jacob
26052	China NP	04-Jan-2001 60/259,512	04-Sep-2003	03-Jan-2002 02805950.6			Pending	HARATS Dror; GEORGE Jacob
26054	Mexico NP	04-Jan-2001 60/259,512	01-Jun-2003	03-Jan-2002 PA/a/2003/006043	17-Mar-2009 265173		Granted	HARATS Dror; GEORGE Jacob
26045	Europe NP	04-Jan-2001 60/259,512	18-Jul-2003	03-Jan-2002 02715682.7			Abandoned	HARATS Dror; GEORGE Jacob
27463	Hong Kong NP	04-Jan-2001 60/259,512	28-Jan-2004	03-Jan-2002 04100565.1			Abandoned	HARATS Dror; GEORGE Jacob
26049	Canada NP	04-Jan-2001 60/259,512	03-Jul-2003	03-Jan-2002 2,433,781			Abandoned	HARATS Dror; GEORGE Jacob
[***]	[***]	[***]	[***]	[***]			[***]	[***]

FORMULATIONS AND DOSAGE FORMS OF CI-201 AND RELATED COMPOUNDS

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
[***]	[***]			[***]			[***]	[***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

	PCT	Sept. 1, 2011 61/529,989		Aug. 31, 2012 PCT/US2012/053533		3182.013PC01	Pending	SHER Naamit; YOUNG Victor M.; McNAUGHTON Alyn; WILDING Ian; BAKHSHAEE Massoud

PROMOTERS EXHIBITING ENDOTHELIAL CELL SPECIFICITY AND METHODS OF USING SAME FOR REGULATION OF ANGIOGENESIS

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.		Status	Inventor
31577	USA CIP	17-Nov-2000 60/248,582		23-Feb-2006 11/359,513	18 October 2011 8,039,261	3182.0380000	Granted	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael
37180	PCT	23-Feb-2006 11/359,513		22-Feb-2007 IL2007/000242	Publ. Date: 30-Aug-2007 Publ. #: WO2007/096882		Expired	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; PELED Michael; BANGIO Livnat
44720	USA NP	17-Nov-2000 60/248,582	20-Aug-2008	22-Feb-2007 12/224,178			Abandoned	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael
44708	Europe NP	23-Feb-2006 11/359,513	28-Aug-2008	22-Feb-2007 07713267.8			Pending	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; PELED Michael; BANGIO Livnat

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

[***]	[***]	[***]	[***]	[***]	[***]	[***]
44709	Israel NP	23-Feb-2006 11/359,513	19-Aug-2008	22-Feb-2007 193554	Abandoned	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; PELED Michael; BANGIO Livnat
[***]	[***]	[***]	[***]	[***]	[***]	[***]
44711	Canada NP	23-Feb-2006 11/359,513	20-Aug-2008	22-Feb-2007 2,638,829	Abandoned	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; PELED Michael; BANGIO Livnat
44712	Australia NP	23-Feb-2006 11/359,513	23-Sep-2008	22-Feb-2007 2007219088	Abandoned	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; PELED Michael; BANGIO Livnat
44713	Japan NP	23-Feb-2006 11/359,513	25-Aug-2008	22-Feb-2007 2008-555946	Abandoned	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; PELED Michael; BANGIO Livnat
44714	China NP	23-Feb-2006 11/359,513	21-Oct-2008	22-Feb-2007 200780014285.2	Abandoned	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; PELED Michael; BANGIO Livnat
44715	Republic of Korea NP	23-Feb-2006 11/359,513	22-Sep-2008	22-Feb-2007 2008-7023144	Abandoned	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; PELED Michael; BANGIO Livnat
44716	Mexico NP	23-Feb-2006 11/359,513	22-Aug-2008	22-Feb-2007 MX/a/2008/010859	Abandoned	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; PELED Michael; BANGIO Livnat
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

PROCESS FOR THE PREPARATION OF OXIDIZED PHOSPHOLIPIDS

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
33794	USA CIP	09-Jul-2004 60/586,219		09-Jan-2007 11/650,973	05-Oct-2010 7,807,847	3182.0200001	Granted	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti
49396	USA DIV	09-Jul-2004 60/586,219	24-Aug-2010	09-Jan-2007 12/861,921	28- Feb 2012 8,124,800	3182.0200002	Granted	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti
52800	USA DIV	09-Jul-2004 60/586,219	May 24, 2012	January 26, 2012 13/358,573		3182.0200003	Pending	HALPERIN Gideon; KOVALEVSKI
	USA CIP	09-Jul-2004 60/586,219		Nov. 9, 2012 13/672,811		3182.0200004	Pending	HALPERIN Gideon; KOVALEVSKI
	US CON	09-Jul-2004 60/586,219		Dec. 10, 2012 13/709,198		3182.0200005	Pending	HALPERIN Gideon; KOVALEVSKI

IMPROVED PROCESS FOR THE PREPARATION OF OXIDIZED PHOSPHOLIPIDS

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
43029	PCT	09-Jan-2007 11/650,973		02-Jan-2008 IL2008/000013	Publ. Date: 17-Jul-2008 Publ. #: WO2008/084472		Expired	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti
46756	South Africa NP	09-Jan-2007 11/650,973		02-Jan-2008 2009/05601	26-May-2010 2009/05601		Granted	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti
46755	New Zealand NP	09-Jan-2007 11/650,973	07-Aug-2009	02-Jan-2008 578947	4-Dec 2011 578947	3182.020NZ01	Granted	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti
51026	New Zealand DIV	09-Jan-2007 11/650,973	15-Jun-2011	02-Jan-2008 593529		3182.020NZ11	Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti
	[***]	[***]	[***]	[***]		[***]	[***]	[***]
46754	Australia NP	09-Jan-2007 11/650,973	07-Aug-2009	02-Jan-2008 2008204238			Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti
46753	Mexico NP	09-Jan-2007 11/650,973	09-Jul-2009	02-Jan-2008 MX/a/2009/007422	9-Jan 2012 294470		Granted	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti
	[***]	[***]	[***]	[***]			[***]	[***]
46751	Israel NP	09-Jan-2007 11/650,973	09-Jul-2009	02-Jan-2008 199792			Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti
46750	China NP	09-Jan-2007 11/650,973	31-Aug-2009	02-Jan-2008 200880006707.6			Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

46749	Republic of Korea NP	09-Jan-2007 11/650,973	27-Jul-2009	02-Jan-2008 2009-7015780			Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti
46748	Japan NP	09-Jan-2007 11/650,973	09-Jul-2009	02-Jan-2008 2009-545295			Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti
46747	Canada NP	09-Jan-2007 11/650,973	06-Jul-2009	02-Jan-2008 2,674,902			Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti
46746	Europe NP	09-Jan-2007 11/650,973	07-Aug-2009	02-Jan-2008 08700247.3			Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti
	Europe Div	09-Jan-2007 11/650,973	July 27, 2012	02-Jan-2008 EP 12178298.1		3182.020EP11	Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti
48328	Hong Kong NP		16-Mar-2010	02-Jan-2008 10102729.2			Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti

COMPOSITIONS AND METHODS FOR TREATING GLIOBLASTOMA GBM

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
[***]	[***]			[***]			[***]	[***]

METHODS FOR USE OF A SPECIFIC ANTI-ANGIOGENIC ADENOVIRAL AGENT

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
[***]	[***]	[***]		[***]			[***]	[***]
50375	PCT	05-Jan-2010 61/282,228		05-Jan-2011 IL2011/000007	Publ. Date: 14-Jul-2011 Publ. #: WO2011/083464		Expired	BREITBART Eyal; BANGIO Livnat; SHER Naamit; FEIGE Erez; COHEN Yael
	US NP	05-Jan-2010 61/282,228	June 2012	05-Jan-2011		3182.0310002	Pending	BREITBART Eyal; BANGIO Livnat; SHER Naamit; FEIGE Erez; COHEN Yael
	EP	05-Jan-2010 61/282,228	June 2012	05-Jan-2011		3182.031EP02	Pending	BREITBART Eyal; BANGIO Livnat; SHER Naamit; FEIGE Erez; COHEN Yael
	IL	05-Jan-2010 61/282,228	June 2012	05-Jan-2011		3182.031IL02	Pending	BREITBART Eyal; BANGIO Livnat; SHER Naamit; FEIGE Erez; COHEN Yael
	[***]		[***]	[***]		[***]	[***]	[***]
	JP	05-Jan-2010 61/282,228	June 2012	05-Jan-2011		3182.031JP02	Pending	BREITBART Eyal; BANGIO Livnat; SHER Naamit; FEIGE Erez; COHEN Yael
	[***]		[***]	[***]		[***]	[***]	[***]
	MX	05-Jan-2010 61/282,228	June 2012	05-Jan-2011		3182.031MX02	Pending	BREITBART Eyal; BANGIO Livnat; SHER Naamit; FEIGE Erez; COHEN Yael

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

	[***]	[***]	[***]	[***]		[***]	[***]	[***]
	Canada	05-Jan-2010 61/282,228	June 2012	05-Jan-2011		3182.031CA02	Pending	BREITBART Eyal; BANGIO Livnat; SHER Naamit; FEIGE Erez; COHEN Yael
	Au	05-Jan-2010 61/282,228	June 2012	05-Jan-2011		3182.031AU02	Pending	BREITBART Eyal; BANGIO Livnat; SHER Naamit; FEIGE Erez; COHEN Yael

COMPOSITIONS AND METHODS FOR TREATING GLIOBLASTOMA GBM

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
[***]	[***]	[***]		[***]			[***]	[***]
50376	PCT	05-Jan-2010 61/282,228		05-Jan-2011 IL2011/000009	Publ. Date: 14-Jul-2011 Publ. #: WO2011/083466	3182.032PC02	Expired	BREITBART Eyal; BANGIO Livnat; COHEN Yael; BRENNER Andrew J.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

US NP	05-Jan-2010 61/282,228	June 2012	05-Jan-2011	3182.0320002	Pending	BREITBART Eyal; BANGIO Livnat; COHEN Yael; BRENNER Andrew J.
EU NP	05-Jan-2010 61/282,228	June 2012	05-Jan-2011	3182.032EP02	Pending	BREITBART Eyal; BANGIO Livnat; COHEN Yael; BRENNER Andrew J.
IL NP	05-Jan-2010 61/282,228	June 2012	05-Jan-2011	3182.032IL02	Pending	BREITBART Eyal; BANGIO Livnat; COHEN Yael; BRENNER Andrew J.
[***]	[***]	[***]	[***]	[***]	[***]	[***]
JP NP	05-Jan-2010 61/282,228	June 2012	05-Jan-2011	3182.032JP02	Pending	BREITBART Eyal; BANGIO Livnat; COHEN Yael; BRENNER Andrew J.
KR NP	05-Jan-2010 61/282,228	June 2012	05-Jan-2011	3182.032KR02	Pending	BREITBART Eyal; BANGIO Livnat; COHEN Yael; BRENNER Andrew J.
MX NP	05-Jan-2010 61/282,228	June 2012	05-Jan-2011	3182.032MX02	Pending	BREITBART Eyal; BANGIO Livnat; COHEN Yael; BRENNER Andrew J.
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

	CA NP	05-Jan-2010 61/282,228	June 2012	05-Jan-2011		3182.032CA02	Pending	BREITBART Eyal; BANGIO Livnat; COHEN Yael; BRENNER Andrew J.
	AU NP	05-Jan-2010 61/282,228	June 2012	05-Jan-2011		3182.032AU02	Pending	BREITBART Eyal; BANGIO Livnat; COHEN Yael; BRENNER Andrew J.

OXIDIZED LIPIDS AND USES THEREOF IN THE TREATMENT OF INFLAMMATORY DISEASES AND DISORDERS

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.		Status	Inventor
32516	USA CIP	27-May-2003 10/445,347		28-Sep-2006 11/528,657	01-Dec-2009 7,625,882		Granted	HARATS Dror; GEORGE Jacob; HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva; MENDEL Itzhak
46643	USA DIV	27-May-2003 10/445,347	14-Oct-2009	28-Sep-2006 12/588,371	05-Jul-2011 7,973,023		Granted	HARATS Dror; GEORGE Jacob; HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva; MENDEL Itzhak
50968	USA CON	27-May-2003 10/445,347	13-Apr-2011	28-Sep-2006 13/085,542			Pending	HARATS Dror; GEORGE Jacob; HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva; MENDEL Itzhak

AN IMMUNOLOGICAL AND ORAL TOLERANCE-INDUCING COMPOSITION AND USE THEREOF FOR THE PREVENTION AND/OR FOR THE TREATMENT OF ATHEROSCLEROSIS

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
00/21414	Israel Basic			04-Oct-1998 126447	30-Dec-2004 126447		Granted	HARATS Dror; SHOENFELD Yehuda; GEORGE Jacob

A COMPOSITION FOR THE PREVENTION AND/OR TREATMENT OF ATHEROSCLEROSIS

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
01/21558	PCT	04-Oct-1998 126447	01-Apr-2001	30-Sep-1999 IL99/00519	Publ. Date: 13-Apr-2000 Publ. #: WO00/20019		Expired	HARATS Dror; SHOENFELD Yehuda; GEORGE Jacob
01/21884	Europe NP	04-Oct-1998 126447		30-Sep-1999 99970026.3	14-May-2003 1126867		Granted	HARATS Dror; SHOENFELD Yehuda; GEORGE Jacob
01/21886	Canada NP	04-Oct-1998 126447		30-Sep-1999 2,345,445	24-Aug-2010 2,345,445		Granted	HARATS Dror; SHOENFELD Yehuda; GEORGE Jacob
01/21887	Australia NP	04-Oct-1998 126447		30-Sep-1999 59966/99	28-Aug-2003 760582		Granted	HARATS Dror; SHOENFELD Yehuda; GEORGE Jacob
01/21888	China NP	04-Oct-1998 126447	04-Apr-2001	30-Sep-1999 99814030.9	24-Nov-2004 ZL99814030.9		Granted	HARATS Dror; SHOENFELD Yehuda; GEORGE Jacob
02/23904	Hong Kong NP	04-Oct-1998 126447	19-Jul-2002	30-Sep-1999 02105365.4	18-Nov-2005 HK1043743		Granted	HARATS Dror; SHOENFELD Yehuda; GEORGE Jacob
28590	China DIV	04-Oct-1998 126447	23-Sep-2004	30-Sep-1999 200410011940.7	05-Nov-2008 ZL200410011940.7		Granted	HARATS Dror; SHOENFELD Yehuda; GEORGE Jacob
30562	Hong Kong DIV	04-Oct-1998 126447	28-Sep-2005	30-Sep-1999 05108561.7	21-Aug-2009 HK1076600		Granted	HARATS Dror; SHOENFELD Yehuda; GEORGE Jacob

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

01/21889	Singapore NP	04-Oct-1998 126447		30-Sep-1999 200101998-3	30-Apr-2003 80182		Granted	HARATS Dror; SHOENFELD Yehuda; GEORGE Jacob
01/21890	Japan NP	04-Oct-1998 126447		30-Sep-1999 2000-573378			Pending	HARATS Dror; SHOENFELD Yehuda; GEORGE Jacob
01/21891	Hungary NP	04-Oct-1998 126447	30-Sep-1999	30-Sep-1999 P0104410			Pending	HARATS Dror; SHOENFELD Yehuda; GEORGE Jacob
[***]	[***]	[***]		[***]			[***]	[***]
01/21893	Republic of Korea NP	04-Oct-1998 126447		30-Sep-1999 2001-7004285	02-Feb-2007 680707		Granted	HARATS Dror; SHOENFELD Yehuda; GEORGE Jacob
01/21885	USA NP	04-Oct-1998 126447	30-Mar-2001	30-Sep-1999 09/806,400			Abandoned	HARATS Dror; SHOENFELD Yehuda; GEORGE Jacob
01/22498	USA CON	04-Oct-1998 126447	04-Sep-2001	30-Sep-1999 09/944,592			Abandoned	HARATS Dror; SHOENFELD Yehuda; GEORGE Jacob

COMPOSITIONS CONTAINING BETA 2-GLYCOPROTEIN I FOR THE PREVENTION AND/OR TREATMENT OF VASCULAR DISEASE

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
28919	USA CIP	04-Oct-1998 126447		15-Apr-2005 11/106,665			Abandoned	HARATS Dror; SHOENFELD Yehuda; GEORGE Jacob; YACOV Niva

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

METHODS EMPLOYING AND COMPOSITIONS CONTAINING DEFINED OXIDIZED PHOSPHOLIPIDS FOR PREVENTION AND TREATMENT OF ATHEROSCLEROSIS
Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
26038	USA CIP	22-Nov-2000 60/252,574		27-May-2003 10/445,347	04-Jan-2005 6,838,452		Granted	HARATS Dror; GEORGE Jacob; HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva
27041	USA DIV	24-Nov-2000 60/252,574	24-Nov-2003	27-May-2003 10/718,596	06-Mar-2007 7,186,704		Granted	HARATS Dror; GEORGE Jacob; HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva
29890	USA DIV	24-Nov-2000 60/252,574	19-Jul-2005	27-May-2003 11/183,884	17-Mar-2009 7,504,388		Granted	HARATS Dror; GEORGE Jacob; HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva
45347	USA DIV	24-Nov-2000 60/252,574	17-Feb-2009	27-May-2003 12/371,930	22-Feb-2011 7,893,291		Granted	HARATS Dror; GEORGE Jacob; HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva
50439	USA CON	24-Nov-2000 60/252,574	06-Jan-2011	27-May-2003 12/985,365	17 April 2012 8,158,611		Granted	HARATS Dror; GEORGE Jacob; HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva
53355	USA CON	24-Nov-2000 60/252,574	March 27, 2012	27-May-2003 13/431,262			Pending	HARATS Dror; GEORGE Jacob; HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva

OXIDIZED LIPIDS AND USES THEREOF IN THE TREATMENT OF INFLAMMATORY DISEASES AND DISORDERS

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
27909	PCT	27-May-2003 10/445,347		27-May-2004 IL2004/000453	Publ. Date: 09-Dec-2004 Publ. #: WO2004/106486		Expired	HARATS Dror; GEORGE Jacob; HALPERIN Gideon
31532	USA NP	27-May-2003 10/445,347	25-Apr-2008	27-May-2004 10/567,543	08-Mar-2011 7,902,176		Granted	HARATS Dror; GEORGE Jacob; HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva
30958	Mexico NP	27-May-2003 10/445,347	25-Nov-2005	27-May-2004 pa/A/2005/012784	14-Oct-2008 261341		Granted	HARATS Dror; GEORGE Jacob; HALPERIN Gideon
[***]	[***]	[***]	[***]	[***]			[***]	[***]
30947	Europe NP	27-May-2003 10/445,347	07-Dec-2005	27-May-2004 04735088.9			Pending	HARATS Dror; GEORGE Jacob; HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva
32340	Hong Kong NP	27-May-2003 10/445,347	03-Aug-2006	27-May-2004 06108608.1			Pending	HARATS Dror; GEORGE Jacob; HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva
30948	Japan NP	27-May-2003 10/445,347	30-Nov-2005	27-May-2004 2006-531006			Pending	HARATS Dror; GEORGE Jacob; HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva
	[***]	[***]	[***]	[***]		[***]	[***]	[***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

30949	Canada NP	27-May-2003 10/445,347	28-Nov-2005	27-May-2004 2,527,483		Pending	HARATS Dror; GEORGE Jacob; HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva
30950	China NP	27-May-2003 10/445,347	01-Nov-2005	27-May-2004 200480021217.5	22-Dec-2010 ZL200480021217.5	Granted	HARATS Dror; GEORGE Jacob; HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva
49865	China DIV	27-May-2003 10/445,347	25-Oct-2010	27-May-2004 201010537971.1		Pending	HARATS Dror; GEORGE Jacob; HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva
30951	Australia NP	27-May-2003 10/445,347	13-Dec-2005	27-May-2004 2004243695	17-Mar-2011 2004243695	Granted	HARATS Dror; GEORGE Jacob; HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva
30952	Republic of Korea NP	27-May-2003 10/445,347	28-Nov-2005	27-May-2004 2005-7022741	3-Nov 2011 1081977	Granted	HARATS Dror; GEORGE Jacob; HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva
50809	Republic of Korea DIV	27-May-2003 10/445,347	18-Feb-2011	27-May-2004 2011-7003840	23 Feb 2012 10-1122160	Pending	HARATS Dror; GEORGE Jacob; HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva
30953	New Zealand NP	27-May-2003 10/445,347	01-Dec-2005	27-May-2004 544285	12-Mar-2009 544285	Granted	HARATS Dror; GEORGE Jacob; HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

30954	South Africa NP	27-May-2003 10/445,347	01-Dec-2005	27-May-2004 2005/09929	27-Dec-2006 2005/9929	Granted	HARATS Dror; GEORGE Jacob; HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva
30955	India NP	27-May-2003 10/445,347	27-Dec-2005	27-May-2004 3555/CHENP/2005	26-Mar-2009 232654	Granted	HARATS Dror; GEORGE Jacob; HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva
[***]	[***]	[***]	[***]	[***]		[***]	[***]
30957	Russian Federation NP	27-May-2003 10/445,347	01-Dec-2005	27-May-2004 2005140666	27-Jul-2009 2362567	Granted	HARATS Dror; GEORGE Jacob; HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva
46052	Russian Federation DIV	27-May-2003 10/445,347	06-Apr-2009	27-May-2004 2009112686		Pending	HARATS Dror; GEORGE Jacob; HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva

OXIDIZED THIOPHOSPHOLIPID COMPOUNDS AND USES THEREOF

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
[***]	[***]			[***]			[***]	[***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

46530	PCT	08-Oct-2008 61/103,571		01-Oct-2009 IL2009/000949	Publ. Date: 15-Apr-2010 Publ. #: WO2010/041242	Expired	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; BREITBART Eyal; MENDEL Itzhak; ZINIUK Zeev; FEIGE Erez
50053	USA NP	08-Oct-2008 61/103,571	06-Apr-2011	01-Oct-2009 13/122,766		Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; BREITBART Eyal; MENDEL Itzhak; ZINIUK Zeev; FEIGE Erez
50054	Europe NP	08-Oct-2008 61/103,571	20-Apr-2011	01-Oct-2009 09818874.1		Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; BREITBART Eyal; MENDEL Itzhak; ZINIUK Zeev; FEIGE Erez
50055	Israel NP	08-Oct-2008 61/103,571	05-Apr-2011	01-Oct-2009 212153		Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; BREITBART Eyal; MENDEL Itzhak; ZINIUK Zeev; FEIGE Erez

COMPOSITIONS CONTAINING BETA 2-GLYCOPROTEIN I-DERIVED PEPTIDES FOR THE PREVENTION AND/OR TREATMENT OF VASCULAR DISEASE

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
[***]	[***]			[***]			[***]	[***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

31865	PCT	15-Apr-2005 60/671,500		11-Apr-2006 IL2006/000467	Publ. Date: 19-Oct-2006 Publ. #: WO2006/109312	Expired	YACOV Niva; BREITBART Eyal
41853	Europe NP	15-Apr-2005 60/671,500	24-Oct-2007	11-Apr-2006 06728268.1		Abandoned	YACOV Niva; BREITBART Eyal
41854	USA NP	15-Apr-2005 60/671,500	10-Oct-2007	11-Apr-2006 11/918,141		Abandoned	YACOV Niva; BREITBART Eyal
[***]	[***]	[***]	[***]	[***]		[***]	[***]

NOVEL DERIVATIVES OF OXIDIZED PHOSPHOLIPIDS

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
[***]	[***]			[***]			[***]	[***]

OXIDIZED LIPID COMPOUNDS AND USES THEREOF

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
45018	PCT	06-Nov-2008 61/193,220		05-Nov-2009 IL2009/001049	Publ. Date: 14-May-2010 Publ. #: WO2010/052718		Expired	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva; BREITBART Eyal; MENDEL Itzhak; ZINIUK Zeev; FEIGE Erez
50603	USA NP	06-Nov-2008 61/193,220	05-May-2011	05-Nov-2009 13/127,717			Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva; BREITBART Eyal; MENDEL Itzhak; ZINIUK Zeev; FEIGE Erez
[***]	[***]	[***]	[***]	[***]			[***]	[***]
50605	Europe NP	06-Nov-2008 61/193,220	16-May-2011	05-Nov-2009 09824498.1			Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva; BREITBART Eyal; MENDEL Itzhak; ZINIUK Zeev; FEIGE Erez
51983	Hong Kong NP			05-Nov-2009			Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva; BREITBART Eyal; MENDEL Itzhak; ZINIUK Zeev; FEIGE Erez
50606	Canada NP	06-Nov-2008 61/193,220	13-Apr-2011	05-Nov-2009 2,740,726			Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva; BREITBART Eyal; MENDEL Itzhak; ZINIUK Zeev; FEIGE Erez
[***]	[***]	[***]	[***]	[***]			[***]	[***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

50608	Australia NP	06-Nov-2008 61/193,220	15-Apr-2011	05-Nov-2009 2009312355	Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva; BREITBART Eyal; MENDEL Itzhak; ZINIUK Zeev; FEIGE Erez
50609	New Zealand NP	06-Nov-2008 61/193,220	19-Apr-2011	05-Nov-2009 592357	Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva; BREITBART Eyal; MENDEL Itzhak; ZINIUK Zeev; FEIGE Erez
[***]	[***]	[***]	[***]	[***]	[***]	[***]
50611	Japan NP	06-Nov-2008 61/193,220	06-May-2011	05-Nov-2009	Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva; BREITBART Eyal; MENDEL Itzhak; ZINIUK Zeev; FEIGE Erez
50612	Republic of Korea NP	06-Nov-2008 61/193,220	02-Jun-2011	05-Nov-2009 2011-7012700	Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva; BREITBART Eyal; MENDEL Itzhak; ZINIUK Zeev; FEIGE Erez
50613	Mexico NP	06-Nov-2008 61/193,220	04-May-2011	05-Nov-2009 MX/a/2011/004773	Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva; BREITBART Eyal; MENDEL Itzhak; ZINIUK Zeev; FEIGE Erez

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

50614	Russian Federation NP	06-Nov-2008 61/193,220	06-Jun-2011	05-Nov-2009 2011122729	Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva; BREITBART Eyal; MENDEL Itzhak; ZINIUK Zeev; FEIGE Erez
50615	China NP	06-Nov-2008 61/193,220	30-Jun-2011	05-Nov-2009 200980153378.2	Pending	HALPERIN Gideon; KOVALEVSKI-ISHAI Eti; YACOV Niva; BREITBART Eyal; MENDEL Itzhak; ZINIUK Zeev; FEIGE Erez

ENDOTHELIAL-SPECIFIC APOPTOSIS INDUCED BY AN ADENOVIRAL VECTOR CONTAINING A CHIMERIC RECEPTOR DRIVEN BY A TISSUE SPECIFIC PROMOTER

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
[***]	[***]			[***]			[***]	[***]

POLYNUCLEOTIDE CONSTRUCTS, PHARMACEUTICAL COMPOSITIONS AND METHODS FOR TARGETED DOWNREGULATION OF ANGIOGENESIS AND ANTICANCER THERAPY

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
02/23346	PCT	19-Oct-2001 60/330,118		01-May-2002 IL02/00339	Publ. Date: 24-Apr-2003 Publ. #: WO03/033514		Expired	HARATS Dror; GREENBERGER Shoshana
27526	USA NP	19-Oct-2001 60/330,118	12-Apr-2004	01-May-2002 10/490,746	08-Sep-2009 7,585,666		Granted	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

44506	USA DIV	19-Oct-2001 60/330,118	08-Aug-2008	01-May-2002 12/222,439	02-Aug-2011 7,989,427	Granted	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal
51506	USA DIV	19-Oct-2001 60/330,118	20-Jun-2011	01-May-2002 13/163,767		Pending	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal
27527	Europe NP	19-Oct-2001 60/330,118	21-Apr-2004	01-May-2002 02801473.6	22-Sep-2010 1436313	Granted	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal
29028	Hong Kong NP	19-Oct-2001 60/330,118	06-Jan-2005	01-May-2002 05100081.5	01-Apr-2011 HK1067641	Granted	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal
49785	Europe DIV	19-Oct-2001 60/330,118	17-Sep-2010	01-May-2002 EP10177257.2		Pending	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal
47553	Europe DIV	19-Oct-2001 60/330,118	18-Nov-2009	01-May-2002 09176343.3		Pending	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal
49931	Hong Kong DIV	19-Oct-2001 60/330,118	10-Dec-2010	01-May-2002 10111522.2		Pending	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal
51004	Hong Kong DIV	19-Oct-2001 60/330,118	27-Apr-2011	01-May-2002 11104228.3		Pending	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal
27528	Japan NP	19-Oct-2001 60/330,118	16-Apr-2004	01-May-2002 2003-536253	22-Aug-2008 4,173,446	Granted	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal
27529	Republic of Korea NP	19-Oct-2001 60/330,118	17-Apr-2004	01-May-2002 2004-7005720	24-Oct-2008 866117	Granted	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

27530	India NP	19-Oct-2001 60/330,118	19-Apr-2004	01-May-2002 801/CHENP/2004	26-Dec-2008 226357	Granted	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal
27531	China NP	19-Oct-2001 60/330,118	09-Jun-2004	01-May-2002 02824547.4	01-Jul-2009 ZL02824547.4	Granted	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal
46077	China DIV	19-Oct-2001 60/330,118	27-Apr-2009	01-May-2002 200910137707.6		Pending	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal
27532	Singapore NP	19-Oct-2001 60/330,118	16-Apr-2004	01-May-2002 200402237-2	31-May-2006 103725	Granted	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal
27533	Canada NP	19-Oct-2001 60/330,118	16-Apr-2004	01-May-2002 2,463,816		Pending	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal
27534	Mexico NP	19-Oct-2001 60/330,118	19-Apr-2004	01-May-2002 PA/a/2004/003514	12-Nov-2010 280956	Granted	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal
[***]	[***]	[***]				[***]	[***]
27535	Australia NP	19-Oct-2001 60/330,118	20-Apr-2004	01-May-2002 2002307793	17-May-2007 2002307793	Granted	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal
27536	New Zealand NP	19-Oct-2001 60/330,118	16-Apr-2004	01-May-2002 532348	12-Oct-2006 532348	Granted	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

27537	South Africa NP	19-Oct-2001 60/330,118	08-Apr-2004	01-May-2002 2004/2756	31-May-2006 2004/02756	Granted	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal

USING A MINI-GENE CONSTRUCT (3X-PPR-1) FOR ENDOTHELIAL CELLS SPECIFIC GENE THERAPY. IMPLICATIONS IN CARDIOVASCULAR, CANCER AND WOUND HEALING

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
[***]	[***]			[***]			[***]	[***]

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
01/22752	PCT	17-Nov-2000 60/248,582		15-Nov-2001 IL01/01059	Publ. Date: 23-May-2002 Publ. #: WO02/40629		Expired	HARATS Dror
26025	Europe NP	17-Nov-2000 60/248,582	15-May-2003	15-Nov-2001 01996590.4	20-Jan-2010 1443970		Granted	HARATS Dror; BLOOM Nira
29027	Hong Kong NP	17-Nov-2000 60/248,582	12-Jan-2005	15-Nov-2001 05100240.3	20-Aug-2010 HK1068057		Granted	HARATS Dror; BLOOM Nira
47088	Europe DIV	17-Nov-2000 60/248,582	04-Nov-2009	15-Nov-2001 09174998.6			Pending	HARATS Dror; BLOOM Nira
49806	Europe DIV	17-Nov-2000 60/248,582	01-Oct-2010	15-Nov-2001 EP10185193.9			Pending	HARATS Dror; BLOOM Nira

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

49498	Hong Kong DIV	17-Nov-2000 60/248,582	13-Oct-2010	15-Nov-2001 10109698.4			Pending	HARATS Dror; BLOOM Nira
52630	Hong Kong DIV	17-Nov-2000 60/248,582	2-Dec-2011	15-Nov-2001 11113094.5		3182.034HK21	Pending	HARATS Dror; BLOOM Nira
26026	Israel NP	17-Nov-2000 60/248,582	15-May-2003	15-Nov-2001 155940	30-Mar-2009 155940		Granted	HARATS Dror; BLOOM Nira
26027	India NP	17-Nov-2000 60/248,582	14-May-2003	15-Nov-2001 743/CHENP/2003	20-Nov-2007 211599		Granted	HARATS Dror; BLOOM Nira
26028	USA NP	17-Nov-2000 60/248,582	16-May-2003	15-Nov-2001 10/416,917			Abandoned	HARATS Dror
26029	Canada NP	17-Nov-2000 60/248,582	15-May-2003	15-Nov-2001 2,429,342			Pending	HARATS Dror; BLOOM Nira
26030	Australia NP	17-Nov-2000 60/248,582	15-May-2003	15-Nov-2001 2002224002	26-Jul-2007 2002224002		Abandoned	HARATS Dror
28653	Australia DIV	17-Nov-2000 60/248,582	01-Dec-2004	15-Nov-2001 2003222427	09-Sep-2010 2003222427		Granted	HARATS Dror; BREITBART Eyal; BLOOM Nira
49098	Australia DIV	15-Nov-2001 2002224002	25-Jun-2010	15-Nov-2001 2010202660	1-Dec 2011 2010202660		Granted	HARATS Dror; BREITBART Eyal; BLOOM Nira
26031	Japan NP	17-Nov-2000 60/248,582	16-May-2003	15-Nov-2001 2002-543626	16-Jan-2009 4,243,653		Granted	HARATS Dror; BLOOM Nira

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

26032	China NP	17-Nov-2000 60/248,582	16-Jul-2003	15-Nov-2001 01822075.4	04-Feb-2009 ZL0182275.4	Granted	HARATS Dror; BLOOM Nira
26033	Republic of Korea NP	17-Nov-2000 60/248,582	17-May-2003	15-Nov-2001 2003-7006728	14-Nov-2008 869814	Granted	HARATS Dror
44105	Republic of Korea DIV	17-Nov-2000 60/248,582	28-Jul-2008	15-Nov-2001 2008-7018598	10-Sep-2009 917854	Granted	HARATS Dror; BLOOM Nira
26034	Mexico NP	17-Nov-2000 60/248,582	16-May-2003	15-Nov-2001 PA/a/2003/004325	15-Aug-2008 259670	Granted	HARATS Dror

COMPOSITIONS CONTAINING BETA 2-GLYCOPROTEIN I FOR THE PREVENTION AND/OR TREATMENT OF ATHEROSCLEROSIS

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
28918	USA CIP	04-Oct-1998 126447		17-Nov-2004 10/989,724			Abandoned	HARATS Dror; SHOENFELD Yehuda; GEORGE Jacob; YACOV Niva

COMPOSITIONS CONTAINING BETA 2-GLYCOPROTEIN I FOR THE PREVENTION AND/OR TREATMENT OF VASCULAR DISEASE

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
30236	PCT	17-Nov-2004 10/989,724		25-Sep-2005 IL2005/001022	Publ. Date: 26-May-2006 Publ. #: |WO2006/054281		Expired	HARATS Dror; SHOENFELD Yehuda; GEORGE Jacob; YACOV Niva
39233	Europe NP	17-Nov-2004 10/989,724	13-Jun-2007	25-Sep-2005 05788473.6			Abandoned	HARATS Dror; SHOENFELD Yehuda; GEORGE Jacob; YACOV Niva

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

42004	Hong Kong NP	17-Nov-2004 10/989,724	12-Sep-2007 07109873.6	Abandoned	HARATS Dror; SHOENFELD Yehuda; GEORGE Jacob; YACOV Niva

PROMOTERS EXHIBITING ENDOTHELIAL CELL SPECIFICITY AND METHODS OF USING SAME FOR REGULATION OF ANGIOGENESIS

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
28376	USA CIP	17-Nov-2000 60/248,582		14-Nov-2004 10/988,487	6-Dec 2011 8,071,740		Granted	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael
50225	USA DIV	17-Nov-2000 60/248,582	01-Feb-2011	14-Nov-2004 13/018,447	26-June 2012 8,206,743		Granted	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael
50927	USA DIV	17-Nov-2000 60/248,582	02-May-2011	14-Nov-2004 13/098,512			Aban	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael
47407	USA DIV	17-Nov-2000 60/248,582	13-Nov-2009	14-Nov-2004 12/591,252			Pending	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael
60001	USA Con	17-Nov-2000 60/248,582	13-July 2012	14-Nov-2004 13/549,355		3182.0370004	Pending	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

30269	PCT	14-Nov-2004 10/988,487		14-Nov-2005 IL2005/001195	Publ. Date: 18-May-2006 Publ. #: WO2006/051545	Expired	HARATS Dror; GREENBERGER Shoshana
[***]	[***]	[***]	[***]	[***]		[***]	[***]
47087	Europe DIV	14-Nov-2004 10/988,487	28-Aug-2009	14-Nov-2005 09168899.4	2 Nov 2011 2174668	Grnated	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael
49224	Hong Kong DIV		12-Oct-2010	14-Nov-2005 10109638.7	15 June 2012 HK1143078	Granted	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael
49804	Europe DIV	14-Nov-2004 10/988,487	01-Oct-2010	14-Nov-2005 EP10185195.4	26 Sep 2012 2301586	Granted	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael
49805	Europe DIV	14-Nov-2004 10/988,487	30-Sep-2010	14-Nov-2005 EP10184033.8		Pending	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael
39318	Australia NP	14-Nov-2004 10/988,487	08-Jun-2007	14-Nov-2005 2005303385		Allowed	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

51825	Australia DIV	14-Nov-2004 10/988,487		14-Nov-2005	28 June 2012 2011205076	Granted	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael
53691	Australia DIV	14-Nov-2004 10/988,487	15 June 2012	14-Nov-2005 2012203578		Pending	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael
39323	New Zealand NP	14-Nov-2004 10/988,487	05-Jun-2007	14-Nov-2005 555612	08-Apr-2010 555612	Granted	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael
47297	New Zealand DIV	14-Nov-2004 10/988,487	09-Oct-2009	14-Nov-2005 580289	05-Apr-2011 580289	Granted	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael
39324	South Africa NP	14-Nov-2004 10/988,487	05-Jun-2007	14-Nov-2005 2007/04687	31-Dec-2008 2007/04687	Granted	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat
[***]	[***]	[***]	[***]	[***]		[***]	[***]
50629	Singapore DIV	14-Nov-2004 10/988,487	11-Apr-2011	14-Nov-2005 201102612-7		Pending	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat
39315	Israel NP	14-Nov-2004 10/988,487	14-May-2007	14-Nov-2005 183187		Pending	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

50104	Israel DIV	14-Nov-2004 10/988,487	31-Oct-2010	14-Nov-2005 209034	Pending	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat
[***]	[***]	[***]	[***]	[***]	[***]	[***]
39317	Canada NP	14-Nov-2004 10/988,487	17-May-2007	14-Nov-2005 2,587,469	Pending	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael
39319	Japan NP	14-Nov-2004 10/988,487	14-May-2007	14-Nov-2005 2007-540833	Pending	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael
52137	Japan Div	14-Nov-2004 10/988,487	Sep 2011	14-Nov-2005 2011-191492	Pending	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael
39320	China NP	14-Nov-2004 10/988,487	13-Aug-2007	14-Nov-2005 200580046412.8	Aban	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael
39321	Republic of Korea NP	14-Nov-2004 10/988,487	14-Jun-2007	14-Nov-2005 2007-7013464	Pending	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat; PELED Michael

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

39322	Mexico NP	14-Nov-2004 10/988,487	11-May-2007	14-Nov-2005 MX/a/2007/005783	8 May 2012 299008		Granted	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat
52598	Mexico Div	14-Nov-2004 10/988,487		14-Nov-2005	4 Sep 2012 303042	3182.037MX11	Granted	HARATS Dror; GREENBERGER Shoshana; BREITBART Eyal; BANGIO Livnat
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]

Method for treating vascular inflammation and psoriasis

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
	[***]	[***]		[***]		[***]	[***]	[***]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Treatment Of Inflammation

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
[***]	[***]	[***]		[***]		[***]	[***]	[***]
53305	PCT	12 Dec 2011 61/569,545 and 12 Dec 2011 61/569,481		11 Dec 2012 PCT/US2012/068995		3182.014PC01	Pending	MENDEL, Itzhak; FEIGE, Erez; YACOV, Niva; PROPHETE-MEIRAN, Oshrat; BREITBART, Eyal; SALEM, Yaniv

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Treatment Methods Using Adenovirus

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
[***]	[***]	[***]		[***]		[***]	[***]	[***]

TARGETED GENE EXPRESSION USING PREPROENDOTHELIN-1 PROMOTERS

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
N/A	USA CIP	03-Mar-1994 08/254,015		28-Feb-1995 08395742	05-May-1998 5747340	Originally assinged to Syntex USA. Licensed to VBL	Granted	HARATS Dror; KURIHARA Hiroki; NANETTE BELLONI Paula; SIGAL Charles Elliott

METHOD AND COMPOSITION TO INCREASE RADIATION-INDUCED TUMOR THERAPEUTIC EFFECTS

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Our Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	SKGF Ref	Status	Inventor
N/A	PCT	08-Dec-2009 61/283,696		07-Dec-2010 US2010/059204	Publ. Date: 16-Jun-2011 Publ. #: WO/2011/071859	As of June 2012, the applicant is also VBL	Pending	KOLESNICK, Richard, N. STANCEVIC, Branka; SADELAIN, Michel; FUKS, Zvi; VARDA-BLOOM, Nira; HARATS, Dror;

Trademark: VBL therapeutics & logo

Our Ref Client Ref	Country	Class	Earliest Priority	Filing Date Application No.	Registration Date Registration No.	SKGF Ref	Status
47638	Europe	5, 42 & 44		03-Dec-2009 008730541	02-Jun-2010 008730541		Registered

Trademark: VASCULAR BIOGENICS

Our Ref Client Ref	Country	Class	Earliest Priority	Filing Date Application No.	Registration Date Registration No.	SKGF Ref	Status
42092	Israel	42		23-Aug-2007 203346	06-May-2009 203346		Registered
43074	USA (Paris)	42	23-Aug-2007 203346	14-Feb-2008 77/397,305	22-Jun-2010 3,805,239		Registered

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

43075	Europe (Paris)	5, 42 & 44	23-Aug-2007 203346	18-Feb-2008 006675599	20-Feb-2009 006675599		Registered

Trademark: VBL VASCULAR BIOGENICS LTD. & Device

Our Ref Client Ref	Country	Class	Earliest Priority	Filing Date Application No.	Registration Date Registration No.	SKGF Ref	Status
42199	Israel	42		09-Sep-2007 203748	10-May-2009 203748		Registered
43602	USA (Paris)	42	09-Sep-2007 203748	03-Mar-2008 77/411,204	22-Jun-2010 3,805,245		Registered
43603	Europe (Paris)	42	09-Sep-2007 203748	04-Mar-2008 006721823	04-Sep-2009 006721823		Registered

Trademark: VTS

Our Ref Client Ref	Country	Class	Earliest Priority	Filing Date Application No.	Registration Date Registration No.	SKGF Ref	Status
42198	Israel	5		09-Sep-2007 203747	06-May-2009 203747		Registered
43600	USA (Paris)	5	09-Sep-2007 203747	03-Mar-2008 77/411,151	20-Oct-2009 3,697,519		Registered

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

43601	Europe (Paris)	5	09-Sep-2007 203747	04-Mar-2008 006721484	20-Feb-2009 006721484		Registered

Trademark: VASCULAR TARGETING SYSTEM VTS

Our Ref Client Ref	Country	Class	Earliest Priority	Filing Date Application No.	Registration Date Registration No.	SKGF Ref	Status
41864	Israel	5		23-Aug-2007 203345	08-Sep-2009 203345		Registered
43072	USA (Paris)	5	23-Aug-2007 203345	14-Feb-2008 77/397,328	18-May-2010 3,789,108		Registered
43073	Europe (Paris)	5, 42 & 44	23-Aug-2007 203345	18-Feb-2008 006675896	29-Jan-2009 006675896		Registered

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

Trademark: VBL

Our Ref Client Ref	Country	Class	Earliest Priority	Filing Date Application No.	Registration Date Registration No.	SKGF Ref	Status
42093	Israel	42		23-Aug-2007 203347	22-Jan-2009 203347		Registered
43076	USA (Paris)	42	23-Aug-2007 203347	14-Feb-2008 77/397,293	14-Jul-2009 3,653,176		Registered
43077	Europe (Paris)	5, 42 & 44	23-Aug-2007 203347	18-Feb-2008 006673263	22-Jan-2009 006673263		Registered

Trademark: VBL therapeutics & logo

Our Ref Client Ref	Country	Class	Earliest Priority	Filing Date Application No.	Registration Date Registration No.	SKGF Ref	Status
47612	Israel	42		30-Nov-2009 225329	07-Feb-2011 225329		Registered
47639	USA (Paris)	42	30-Nov-2009 225329	26-Apr-2010 85/023,397	24-May-2011 3,964,829		Registered

Domains: VBL

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].

vascularbiogenics.com
vascularbiogenicsltd.com vbl-therapeutics.com vbltherapeutics.com vbltx.com vascularbiogenics.net vbl.co.il vblrx.com vascular-biogenics.com

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by [***].